UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02.	Unregistered Sale of Equity Securities.

Item 3.03.	Material Modification to Rights of Security Holders.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01.	Other Events.

On March 18, 2013, Boston Properties, Inc., a Delaware corporation (the “Company”), and Boston Properties Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as managers for the other underwriters named therein (the “Underwriters”), relating to the sale by the Company of 8,000,000 depositary shares (“Depositary Shares”), each representing 1/100th of a share of the Company’s 5.25% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters the option to purchase up to 1,200,000 additional Depositary Shares to cover over-allotments, if any. The Depositary Shares are being offered and sold under a prospectus supplement and related prospectus filed with the United States Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-176157). The Underwriting Agreement is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013 and is incorporated herein by reference.

Under the Company’s Amended and Restated Certificate of Incorporation, as amended, the board of directors of the Company is authorized, without further stockholder action, to provide for the issuance of up to 50,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock’). On March 20, 2013, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations designating 92,000 shares of the Company’s Preferred Stock as “5.25% Series B Cumulative Redeemable Preferred Stock.” The terms of the Series B Preferred Stock are set forth in the Certificate of Designations that is filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed on March 22, 2013 and is incorporated herein by reference. The terms of the Depositary Shares are set forth in the Master Deposit Agreement among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, as depositary, and the holders from time to time of depositary shares as described therein, dated March 22, 2013, that is filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on March 22, 2013 and is incorporated herein by reference.

On March 20, 2013, the Company, as sole general partner of the Operating Partnership, entered into an amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amendment”) to establish the “5.25% Series B Cumulative Redeemable Preferred Units,” as a series of limited partnership units of the Operating Partnership (the “Series B Preferred Units”), with terms and preferences generally mirroring those of the Series B Preferred Stock, including as described below. In connection with the closing of the Company’s offering of the Depositary Shares on March 27, 2013, the Company will contribute the net proceeds from the sale of the Depositary Shares to the Operating Partnership in exchange for up to 92,000 Series B Preferred Units. The terms of the Series B Preferred Units are set forth in the Amendment that is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013 and is incorporated herein by reference. The Operating Partnership will issue the Series B Preferred Units to the Company in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended based on the Company’s status as a publicly-traded, NYSE-listed company and as the majority owner and sole general partner of the Operating Partnership.

Pursuant to the terms of the Series B Preferred Stock, subject to certain exceptions, unless full cumulative dividends on the Series B Preferred Stock for all past dividend periods that have ended shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment, the Company may not:

•	declare and pay or declare and set apart for payment of any dividend, or declare and make any other distribution of cash or other property, directly or indirectly, on or with respect to; or

•	redeem, purchase or otherwise acquire for any consideration, or pay or make available any monies for a sinking fund for the redemption of,

any shares of the Company’s common stock or shares of any other class or series of its capital stock ranking, as to dividends and upon liquidation, on parity with or junior to the Series B Preferred Stock.

In addition, upon the Company’s voluntary or involuntary liquidation, dissolution or winding up, before any distribution or payment shall be made to holders of shares of the Company’s common stock or other class or series of our capital stock ranking, as to rights upon the Company’s voluntary or involuntary liquidation, dissolution or winding up, junior to the Series B Preferred Stock, the holders of shares of Series B Preferred Stock will be entitled to be paid out of the Company’s assets legally available for distribution to its stockholders, after payment of or provision for our debts and other liabilities, a liquidation preference of $2,500 per share of Series B Preferred Stock (equivalent to $25.00 per Depositary Share), plus an amount equal to any accrued and unpaid dividends (whether or not declared) up to, but excluding, the date of payment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated March 18, 2013, by and among the Company and the Operating Partnership, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (incorporated herein by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013).

3.1	Certificate of Designations of 92,000 shares of 5.25% Series B Cumulative Redeemable Preferred Stock of the Company (incorporated herein by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed on March 22, 2013).

4.1	Master Deposit Agreement among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, as depositary, and the holders from time to time of depositary shares described therein, dated March 22, 2013 (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on March 22, 2013).

10.1	Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated March 20, 2013 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: March 22, 2013	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

Exhibit Index

1.1	Underwriting Agreement, dated March 18, 2013, by and among the Company and the Operating Partnership, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (incorporated herein by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013).

3.1	Certificate of Designations of 92,000 shares of 5.25% Series B Cumulative Redeemable Preferred Stock of the Company (incorporated herein by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed on March 22, 2013).

4.1	Master Deposit Agreement among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, as depositary, and the holders from time to time of depositary shares described therein, dated March 22, 2013 (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on March 22, 2013).

10.1	Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated March 20, 2013 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 22, 2013).

4